UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  August 14, 2015

SAN LOTUS HOLDING INC.
(Exact name of registrant as specified in its charter)

California	333-176694	45-2960145
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

9368 VALLEY BLVD, SUITE 202
ROSEMEAD, CA91770
	(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:	626-800-6861 (phone)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

As previously reported under the Current Report on Form 8-K of San Lotus Holding Inc., (the "Company"), filed on August 17, 2015 (the "Original 8-K"), we completed the acquisition of all the outstanding shares of XO EXPERIENCE INC. ("XO") on  August 14, 2015. This Current Report on Form 8-K/A amends the Original 8-K to file the financial information required by Items 9.01(a) and 9.01(b), respectively, of Form 8-K.

Item 9.01        Financial Statements and Exhibits.

(a)     Financial statements of businesses acquired.

The audited financial statements of XO, as of December 31, 2014 and 2013, and the Auditor's Report are respectively filed as Exhibit 99.1and Exhibit 99.2  hereto and are incorporated herein by reference.

(b)     Pro forma financial information.

SAN LOTUS HOLDING INC. AND SUBSIDIARIES

Unaudited Pro Forma Condensed Combined Balance Sheet

As of December 31, 2014

	San Lotus (Historical)	XO Experience	San Lotus Proforma Combined
ASSETS
Current Assets:
Cash and cash equivalents	$13,159	$246	$13,405
Accounts receivable	-	181	181
Due from shareholder	-	195	195
Prepaid and other current assets	211,272	-	211,272
Total Current Assets	224,431	622	225,053
Property and equipment, net	3,427,998	-	3,427,998
Other assets	4,091	-	4,091
Total Assets	$3,656,520	$622	$3,657,142

LIABILITIES AND EQUITY
Current Liabilities
Accounts payable	-	3,388	3,388
Accrued expenses	$5,370	-	$5,370
Other payable	220,687	-	220,687
Total Current Liabilities	226,057	3,388	229,445
Long-term other payable	-	2,900	2,900
Total long term liabilities	226,057	6,288	232,345
Stockholders' Equity
Common stock,$1 par value;150,000,000 shares authorized, 83,682,054 shares issued, at December 31, 2014	83,682,054	-	83,682,054
Additional paid-in capital	110,145,249	-	110,145,249
In treasury 79,154,196 shares	(189,275,446)	-	(189,275,446)
Outstanding 10,723,343 and 4,527,858 shares	4,551,857	-	4,551,857
Deficit accumulated during the development stage	(940,437)	(5,666)	(946,103)
Accumulated other comprehensive loss	(168,278)	-	(168,278)
Total San Lotus Holding Inc. stockholders' equity	3,443,142	-5,666	3,437,476
Noncontrolling interest	-12,679	-	(12,679)
Total Equity	3,430,463	-5,666	3,424,797
Total Liabilities and Equity	$3,656,520	$622	3,657,142

See accompanying to Notes to the Unaudited Pro Forma Condensed Combined Financial Statements

SAN LOTUS HOLDING INC. AND SUBSIDIARIES

Unaudited Pro Forma Condensed Combined Statement of Operations

For the Year Ended December 31, 2014

	San Lotus (Historical)	XO Experience	Pro Forma Adjustments	San Lotus Pro Forma Combined
Revenue	$-	$-	-	$-
Cost of services	-	-		-
Gross profit	-	-	-	-
General and administrative expenses	186,525	2,505	-	189,030
Loss from Operations	(186,525)	(2,505)	-	(189,030)
Other income (expenses)
Interest income	8	-	-	8
Total other income, net	8	-	-	8

Loss before provision for income taxes	(186,517)	(2,505)	-	(189,022)
Provision for income taxes	-	800	-	800
Net loss	(186,517)	(3,305)	-	(189,822)
Add: net loss attributable to non-controlling interest	(5737)	-	-	(5,737)
Net loss attributable to san lotus holding inc.	(180,780)	(3,305)	-	(184,085)
Other comprehensive loss, net of tax
Consolidated net loss	(186,517)	(3,305)	-	(189,822)
Foreign currency translation adjustment , net of tax	(168,278)	-	-	(168,278)
Comprehensive income (loss)	(349, 058)	3,305	-	(358,100)
Add: comprehensive loss attributable to the non-controlling interest	-	-	-	(5,737)
Comprehensive income (loss)attributable to san lotus holding inc.	(349,058)	-3,305	-	-352,363

Net loss per share:
Basic and diluted	-0.08			-0.08
Weighted - average shares outstanding
Basic and diluted	2,235,693			2,235,693

See accompanying to Notes to the Unaudited Pro Forma Condensed Combined Financial Statements

SAN LOTUS HOLDING INC. AND SUBSIDIARIES

Unaudited Pro Forma Condensed Combined Balance Sheet

As of June 30, 2015

	San Lotus (Historical)	XO Experience	San Lotus Proforma Combined
ASSETS
Current Assets:
Cash and cash equivalents	$28,102	$337,487	$365,589
Accounts receivable	-	31,544	31,544
Due from shareholder	-	100,000	100,000
Prepaid and other current assets	28,434	485,916	514,350
Total Current Assets	56,536	954,947	1,011,483
Property and equipment, net	6,663,958	-	6,663,958
Goodwill	958,734	-	958,734
Investments	451,257	-	451,257
Long-term other receivable	28,133,078	-	28,133,078
Other assets	5,432	52,642	58,074
Total Assets	$36,268,995	$1,007,589	$37,276,584

LIABILITIES AND EQUITY
Current Liabilities
Accounts payable	$-	$232,116	$232,116
Accrued expenses	111,867	107,459	219,326
Other payable	183,098	-	183,098
Customer deposits		613,760	613,760
Total Current Liabilities	294,965	953,335	1,248,300
Long-term other payable	29,469,669	20,218	29,489,887
Total long term liabilities	29,764,634	973,553	30,738187
Stockholders' Equity
Common stock,$1 par value;150,000,000 shares authorized, 89877539 shares issued, at June 30, 2015	89,877,538	100,000	89,977,538
Additional paid-in capital	110,145,249	-	110,145,249
In treasury 79,154,196 shares	(189,275,446)	-	(189,275,446)
Outstanding 10,723,343 shares	10,747,341	100,000	10,847,341
Less : subscription receivable	(2,991,621)	-	(2,991,621)
Accumulated deficit	(1,057,265)	(65,964)	(1,123,229)
Accumulated other comprehensive loss	(181,415)	-	(181,415)
Total San Lotus Holding Inc. stockholders' equity	6,517,040	34,036	6,551,076
Non-controlling interest	-12,679	-	(12,679)
Total Equity	6,504,361	34,036	6,538,397
Total Liabilities and Equity	$36,268,995	$1,007,589	$37,276,584

See accompanying to Notes to the Unaudited Pro Forma Condensed Combined Financial Statements

SAN LOTUS HOLDING INC. AND SUBSIDIARIES

Unaudited Pro Forma Condensed Combined Statement of Operations

For the Six Months Ended June 30, 2015

	San Lotus (Historical)	XO Experience	Pro Forma Adjustments	San Lotus Pro Forma Combined
Revenue	$-	$1,109,364	-	$1,109,364
Cost of services	-	789,806		789,806
Gross profit	-	319,558	-	319,558
General and administrative expenses	71,510	379,862	-	451,372
Loss from Operations	(71,510)	(60,304)	-	(131,814)
Other income (expenses)
Interest income	3	-	-	3
Total other income, net	3	-	-	3

Loss before provision for income taxes	(71,507)	(60,304)	-	(131,811)
Provision for income taxes	-	800	-	800
Net loss	(71,507)	(61,104)	-	(132,611)
Add: net loss attributable to non-controlling interest	-	-	-	-
Net loss attributable to san lotus holding inc.	(71,507)	(61,104)	-	(132,611)
Other comprehensive loss, net of tax
Consolidated net loss	(71,507)	(61,104)	-	(132,611)
Foreign currency translation adjustment , net of tax	37,039	-	-	37,039
Comprehensive income (loss)	(34,468)	(61,104)	-	(95,572)
Add: comprehensive loss attributable to the non-controlling interest	-	-	-	-
Comprehensive income (loss)attributable to san lotus holding inc.	$(34,468)	$-61,104	$-	$-95,572

Net loss per share:
Basic and diluted	$-0.01			$-0.01
Weighted - average shares outstanding
Basic and diluted	10,587,178			10,587,178

See accompanying to Notes to the Unaudited Pro Forma Condensed Combined Financial Statements

San Lotus Holding, Inc.

Unaudited Pro Forma Combined Financial Information

Introduction

On August 14, 2015, San Lotus Holding, Inc. (the "Company") entered into a stock purchase agreement (the "stock purchase agreement") to purchase XO EXPERIENCE INC. ("XO") from its sole shareholder, ChenTseng, Chih-Ying (the "XO Seller") to acquire 100 percent of the outstanding share of common stock in XO in exchange for US$1 (the "Purchase Price").

The following unaudited pro forma combined balance sheet combines (i) the historical consolidated balance sheets of San Lotus and XO, giving effect to the acquisition as if it had been consummated on June 30, 2015 and (ii) the unaudited pro forma combined statements of operations for the six months ended June 30, 2015 and for the year ended December 31, 2014, giving effect to the acquisition as if it had occurred on January 1, 2014.

The historical consolidated financial statements of San Lotus and XO have been prepared in accordance with accounting principles generally accepted in the United States of America ("US GAAP"). The historical consolidated financial information has been adjusted to give effect to pro forma events that are (i) directly attributable to the acquisition, (ii) factually supportable, and (iii) with respect to the statement of operations, expected to have a continuing impact on the combined results.

The unaudited pro forma condensed combined financial information is provided for informational purposes only. The unaudited pro forma condensed combined statements of operations are not necessarily indicative of operating results that would have been achieved had the transaction been completed as of January 1, 2014 and does not intend to project the future financial results of San Lotus after the transaction. The unaudited pro forma condensed combined balance sheet does not purport to reflect what San Lotus' financial condition would have been had the transactions closed on June 30, 2015 or for any future or historical period. The unaudited pro forma condensed combined statements of operations and balance sheet are based on certain assumptions, described in the accompanying notes, which management believes are reasonable and do not reflect the cost of any integration activities or the benefits from the acquisition and synergies that may be derived from any integration activities. There is no material transactions between San Lotus and XO during the periods presented in the unaudited condensed combined financial information that would need to be eliminated.

San Lotus Holding, Inc.

Notes to Unaudited Pro Forma Condensed Combined Financial Statements

Note 1. Basis of Presentation

On August 14, 2015, San Lotus Holding, Inc. (the "Company") entered into a stock purchase agreement (the "stock purchase agreement") to purchase XO EXPERIENCE INC. ("XO") from its sole shareholder, ChenTseng, Chih-Ying (the "XO Seller") to acquire 100 percent of the outstanding share of common stock in XO in exchange for US$1 (the "Purchase Price").

The accompanying unaudited pro forma condensed combined financial statements present the pro forma combined financial position and results of operations of the combined company based upon the historical financial statements of San Lotus Holding, Inc. and XO Experience Inc. after giving effect to the acquisition and adjustments described in these footnotes, and are intended to reflect the impact of the acquisition on XO.

The accompanying unaudited pro forma combined financial statements are presented for illustrative purposes only and do not give effect to any cost savings, revenue synergies or restructuring costs which may result from the integration of our and Mao Ren's operations.

The unaudited pro forma condensed combined balance sheet reflects the acquisition as if it has been consummated on June 30, 2015. The unaudited pro forma condensed combined statements of operations for six months ended June 30, 2015 and for the year ended December 31, 2014, reflects the acquisition as if it had occurred on January 1, 2014.

Note 2. Pro Forma Adjustments

The pro forma adjustments are based on the best information available and assumptions that management believes are reasonable given the information available. However, such adjustments are subject to change as additional information is obtained.

(c)     Exhibits

Exhibit No.	Description
99.1	Auditor's Report and the audited financial statements of XO Experience Inc., as of December 31, 2014 and 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                               SAN LOTUS HOLDING INC.

Dated: October 27, 2015

                                                                                               By:         /s/Chen, Li-Hsing

                                                                                                                   Chen Li-Hsing

                                                                                                 President and Chairman of the Board